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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 12, 2001

                Date of Report (Date of Earliest Event Reported)

                      EYE CARE CENTERS OF AMERICA, INC.

             (Exact Name of Registrant as Specified in its Charter)

                          TEXAS  33-70572  74-2337775

                     (State of (Commission (IRS Employer

                Incorporation) File Number) Identification No.)

                                11103 WEST AVENUE

                            SAN ANTONIO, TEXAS 78213

              (Address of Principal Executive Offices) (Zip Code)

                                 (210) 340-3531

              (Registrant's telephone number, including area code)

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                             ITEM 5. OTHER EVENTS.


On June 8, 2001, Eye Care Centers of America, Inc. filed a press release to announce that Mr. Bernard W. Andrews has decided to retire as Chief Executive Officer of the Company. Mr. David E. McComas, currently President and Chief Operating Officer, will succeed Mr. Andrews as Chief Executive Officer and become a director, on July 2, 2001. Mr. Andrews will continue as Chairman of the Board.


(c) Exhibits:

        99.1    Press release dated June 8, 2001







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        EYE CARE CENTERS OF AMERICA, INC.


June 12, 2001                           /s/ Alan E. Wiley
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Dated                                   Executive Vice President and
                                        Chief Financial Officer